UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2024

908 Devices Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39815	45-4524096
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

645 Summer Street

Boston, MA  02210

(Address of principal executive offices, including zip code)

(857) 254-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MASS	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ( §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On November 12, 2024, 908 Devices Inc. (“908 Devices” or the “Company”) announced its financial results for the third quarter ended September 30, 2024. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”).

The information contained in Item 2.02 of this Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

Manufacturing Operations Transition

On November 12, 2024, the Company announced that it intends to transition all manufacturing operations currently undertaken in Boston, Massachusetts to its facilities in Morrisville, North Carolina and Danbury, Connecticut. The transition is expected to be completed in 2025, and the relocation to these lower cost manufacturing locations is expected to generate cost savings for the Company of approximately $2.4 million annually, starting in 2026. All employees expected to be impacted by these future relocations have been offered employment retention payments to be paid in 2025, and employment termination protections, including minimum notice periods and severance payments.

The Company does not have a current estimate of the one-time costs associated with these relocations, but does not anticipate that the associated costs will be material to the Company’s financial condition or operating results. The Company expects that the execution of the manufacturing relocations will be complete by the end of the third quarter of 2025 and that the cash payments related to the manufacturing relocations will be paid throughout 2025.

Organizational Restructuring

On November 12, 2024, the Company also announced an organizational restructuring to strengthen operational efficiencies. As part of the organizational restructuring, and to reduce the Company’s annual cash burn, the Company implemented an approximately 11% workforce reduction to rationalize the Company’s bioprocessing and life science instrumentation investments in sales, marketing and research and development during the current slower growth market environment. This restructuring is expected to generate cost savings for the Company of approximately $4.2 million annually, starting in 2025.

All employees impacted by the workforce reduction will be eligible to receive severance payments and other benefits for a specified time period post-termination, contingent upon such employee’s execution of an effective separation agreement, which includes a general release of claims against the Company.

The Company anticipates a one-time severance-related charge associated with the workforce reduction in the range of $0.4 million to $0.6 million, which represents cash expenditures related to employee severance and notice period payments, post-termination benefits and related costs. The Company expects that the execution of the workforce reduction will be complete by the end of the fourth quarter of 2024 and that the majority of the cash payments related to the restructuring will be complete by the end of the fourth quarter 2024.

The information contained in Item 7.01 of this Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The estimates of the charges and cash expenditures that the Company expects to incur in connection with the workforce reduction and manufacturing relocations, and the timing thereof, are subject to a number of assumptions and actual amounts may differ materially from estimates. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the workforce reduction and manufacturing relocations.

This Form 8-K includes “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to the results of the workforce reduction and manufacturing relocations, any estimated charges associated with the workforce reduction and manufacturing relocations, and expectations regarding any cost savings resulting from the workforce reduction and manufacturing relocations. All statements other than statements of historical facts are forward-looking statements. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on management’s current expectations and involve known and unknown risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement, which include, but are not limited to, risks and uncertainties related to: impediments to the Company’s ability to execute the workforce reduction and manufacturing relocations as currently contemplated, including the timing of the execution of such initiatives, the actual charges associated with the workforce reduction and manufacturing relocations being higher than anticipated or changes to the assumptions on which the estimated charges associated with the workforce reduction and manufacturing relocations are based, the Company’s ability to achieve projected cost savings in connection with the workforce reduction and manufacturing relocations, including the timing of recognizing such cost savings, unintended consequences from the workforce reduction and manufacturing relocations that impact the Company’s business, and other risks, including those risks outlined under “Risk Factors” and elsewhere in the Company’s filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC's website at www.sec.gov. Additional information will be made available in the Company’s annual and quarterly reports and other filings made from time to time with the SEC. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results. The Company has no obligation, and does not undertake any obligation, to update or revise any forward-looking statement made in this Form 8-K to reflect changes since the date of this Form 8-K, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press release issued by 908 Devices on November 12, 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2024	908 Devices Inc.

	By:	/s/ Michael S. Turner
Name: Michael S. Turner
Title: Chief Legal and Administrative Officer